Exhibit 4.1

COMMON STOCK                                                     COMMON STOCK

 NS   52000

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                      GREAT LAKES CHEMICAL CORPORATION
   THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK OR IN CHICAGO


This Certifies that                       See reverse for certain definitions

                                                   CUSIP 390568 10 3





is the owner of BY COUNTERSIGNED AND REGISTERED:
HARRIS TRUST COMPANY OF NEW YORK TRANSFER AGENT AND REGISTRAR

                                                     AUTHORIZED SIGNATURE


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE DOLLAR EACH OF
                        THE COMMON CAPITAL STOCK OF
                      GREAT LAKES CHEMICAL CORPORATION

transferrable in the books of the Company by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.


      WITNESS the corporate seal of the Company and the signatures of its duly authorized officers.

Dated    [Great Lakes Chemical Corporation Corporate Seal Delaware]



      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM    --  as tenants in common    UNIF GIFT MIN
                                       ACT--..............Custodian............
TEN ENT    --  as tenants by the              (Cust)                  (Minor)
               entireties                           under Uniform Gifts to
                                                    Minors
JT TEN     --  as joint tenants
               with  right of                       Act.......................
               survivorship and not                         (State)
               as tenants in common

               Additional abbreviations may also be used though not in the above list.


For value received __________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

_____________________________

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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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___________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

___________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

      Dated
                  _________________________________________________________
                  NOTE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND
                        WITH THE NAME AS WRITTEN UPON THE PAGE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Great Lakes Chemical Corporation and Harris Trust Company of New York as Rights Agent dated as of September 7, 1989 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices, of Great Lakes Chemical Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Great Lakes Chemical Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights beneficially owned by Acquiring Persons or their Associates or Affiliates (as such terms are defined in the Rights Agreement) may become null and void and the holder of such Rights (including any subsequent holder) shall not have any right to exercise such Rights.